STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS	12 Months Ended
Dec. 31, 2011
STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS
STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

19. STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

        Financial statements prepared in conformity with GAAP differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: 1) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, 2) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, 3) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to shareowners' equity, 4) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to shareowners' equity, 5) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets), 6) certain items of interest income, such as mortgage and bond discounts, are amortized differently, and 7) bonds are recorded at their market values instead of amortized cost.

        Statutory net income for PLICO was $259.2 million, $303.6 million, and $549.9 million for the year ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus for PLICO was $2.6 billion and $2.6 billion as of December 31, 2011 and 2010, respectively. The maximum amount that would qualify as ordinary dividends to the Company from its insurance subsidiaries in 2012 is estimated to be $307.2 million.

        State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

        A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2011, the Company's total adjusted capital and company action level RBC was $2.9 billion and $680.5 million, respectively, providing an RBC ratio of approximately 433%.

        As of December 31, 2011, the Company's insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $32.3 million.